Exhibit 10.9
HINES-SUMISEI NY CORE OFFICE TRUST
ARTICLES OF AMENDMENT
          HINES-SUMISEI NY CORE OFFICE TRUST, a Maryland real estate investment trust (the “Trust”), hereby certifies to the State Department of Assessments and Taxation of Maryland as follows:
          FIRST: The Trust desires to, and does hereby, amend its Third Amended and Restated Declaration of Trust (the “Declaration of Trust”) as currently in effect and as hereinafter amended (this “Amendment”).
          SECOND: The first sentence of Section 2.1 of the Declaration of Trust is hereby deleted in its entirety and replaced with the following:
          ‘The name of the Trust is “Hines NY Core Office Trust.”’
          THIRD: This Amendment has been duly approved and advised by the Board of Trustees by majority vote thereof and approved by the shareholders of the Trust as required by law.
          FOURTH: The undersigned President acknowledges these Articles of Amendment to be the act of the Trust and as to all matters or facts required to be verified under oath, the undersigned President acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.
          Except as amended hereby, the rest and remainder of the Trust’s Declaration of Trust shall be and remain in full force and effect.
[Signatures on Following Page]

     IN WITNESS WHEREOF, the Trust has caused these Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this 1st day of April, 2008.

HINES-SUMISEI NY CORE OFFICE TRUST
By:	/s/ Charles N. Hazen
Charles N. Hazen
President
ATTEST:
/s/ Sherri W. Schugart
Sherri W. Schugart
Secretary

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